                                                                  EXHIBIT 99.14

DEBTOR:  GREAT HAWAIIAN PROPERTIES CORPORATION     CASE NUMBER:  01-10971 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached February Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





 /s/ NICHOLAS J. DAVISON
------------------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR:  GREAT HAWAIIAN PROPERTIES CORPORATION     CASE NUMBER:  01-10971 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to February Monthly Operating Report



  19-Mar-02                                 Summary Of Bank And Investment Accounts                       Attachment 1
   2:07 PM                                   Great Hawaiian Properties Corporation
Summary                                              Case No: 01-10971 (EIK)                                 UNAUDITED
Great Hawaiian Properties Corp                    For Month Of February, 2002

                                                  Balances
                                      -----------------------------         Receipts &        Bank
                                         Opening         Closing            Disbursements     Statements      Account
Account                               As Of 2/01/02   As Of 2/28/02         Included          Included        Reconciled
-------                               -------------   -------------         -------------     ----------      ----------
AHC - Honolulu Disbursements                   0.00            0.00         No -              No -            No -
Bank One                                                                    Account           Account         Account
Account # - 552-0110649303                                                  Closed            Closed          Closed

AHC - Mainland Credit Cards                    0.00            0.00         No -              No -            No -
Bank One                                                                    Account           Account         Account
Account # - 552-0110521579                                                  Closed            Closed          Closed

AHC - Mainland Disbursements                   0.00            0.00         No -              No -            No -
Bank One                                                                    Account           Account         Account
Account # - 552-0110673395                                                  Closed            Closed          Closed

AHC - Mainland Payroll                    46,796.72            0.00         Yes               No - Not        Yes
Bank One                                                                                      Concentration
Account # - 552-0110673387                                                                    Account

AHC - Master Cash                              0.00            0.00         No -              No -            No -
Bank One                                                                    Account           Account         Account
Account # - 552-0110673360                                                  Closed            Closed          Closed

AHC - Honolulu Credit Cards                  (84.00)           0.00         Yes               No - Not        Yes
Bank One                                                                                      Concentration
Account # - 552-0110572580                                                                    Account

Great Hawaiian Prop Corp                       0.00            0.00         No -              No -            No -
Goldman Sachs & Co.                                                         Account           Account         Account
Account # - 020-33478-5                                                     Closed            Closed          Closed




  19-Mar-02                                          Receipts & Disbursements                             Attachment 2-1
   2:08 PM                                   Great Hawaiian Properties Corporation
R&D - Bank One                                        Case No: 01-10971 (EIK)                                  UNAUDITED
AHC Mainland Payroll                                       Bank One
                                                       AHC Mainland Payroll
                                                    Account # - 552-0110673387
                                                 1 February 02 - 28 February 02

Opening Balance - 1 Feb 02
                                 46,796.72


Receipts





                                ----------
                                      0.00      Total Receipts


Disbursements

                                 (3,039.49)     Bank Fees

                                (43,757.23)     To The Delta Queen Steamboat Co. - Hibernia -
                                                  DQSC Master Cash  - Account (812-395-335)

                                ----------
                                (46,796.72)     Total Disbursements



Closing Balance - 28 Feb 02
                                      0.00



  19-Mar-02                                       Receipts & Disbursements                                Attachment 2-2
   2:09 PM                                 Great Hawaiian Properties Corporation
R&D - Bank One                                    Case No: 01-10971 (EIK)                                      UNAUDITED
AHC Honolulu Credit Cards                                  Bank One
                                                   AHC Honolulu Credit Cards
                                                   Account # - 552-0110572580
                                                 1 February 02 - 28 February 02

Opening Balance - 1 Feb 02
                                     (84.00)


Receipts

                                      84.00      Reversal Of Bank Fees




                                     -------
                                      84.00      Total Receipts


Disbursements

                                                 Bank Fees





                                     -------
                                       0.00      Total Disbursements



Closing Balance - 28 Feb 02
                                       0.00


  21-Mar-02                                  Concentration & Investment Account Statements                Attachment 3
   2:08 PM                                     Great Hawaiian Properties Corporation
Summary                                               Case No: 01-10971 (EIK)
Great Hawaiian Properties Corp                       For Month Of February, 2002
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 20-MAR-02 15:08:09
INCOME STATEMENT - ATTACHMENT 4                        Page:   1
Current Period: FEB-02

currency USD
Company=51 (AHC - OPERATIONS)

                                                           PTD-Actual
                                                           28-Feb-02
                                                           ----------
Revenue
Gross Revenue                                                 0.00
Allowances                                                    0.00
                                                            ------
Net Revenue                                                   0.00

Operating Expenses
Air                                                           0.00
Hotel                                                         0.00
Commissions                                                   0.00
Onboard Expenses                                              0.00
Passenger Expenses                                            0.00
Vessel Expenses                                               0.00
Layup/Drydock Expense                                         0.00
Vessel Insurance                                              0.00
                                                            ------
Total Operating Expenses                                      0.00

                                                            ------
Gross Profit                                                  0.00

SG&A Expenses
Sales & Marketing                                             0.00
Pre-Opening Costs                                             0.00
                                                            ------
Total SG&A Expenses                                           0.00

                                                            ------
EBITDA                                                        0.00

Depreciation                                                  0.00
                                                            ------
Operating Income                                              0.00

Other Expense/(Income)
Interest Income                                               0.00
Equity in Earnings for Sub                                    0.00
Reorganization expenses                                       0.00
                                                            ------
Total Other Expense/(Income)                                  0.00

                                                            ------
Net Pretax Income/(Loss)                                      0.00

Income Tax Expense                                            0.00

                                                            ------
Net Income/(Loss)                                             0.00
                                                            ======


AMCV US SET OF BOOKS                                   Date: 20-MAR-02 12:51:13
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: FEB-2

currency USD
Company=51 (AHC - OPERATIONS)


                                                              YTD-Actual                YTD-Actual
                                                               28-Feb-02                 22-Oct-01
                                                            ---------------           ---------------
ASSETS

Cash and Equivalent                                                    0.00                665,214.37

Restricted Cash                                                        0.00                      0.00

Accounts Receivable                                                    0.00                      0.00

Inventories                                                       34,955.08                 36,560.78

Prepaid Expenses                                                       0.00                  1,609.00

Other Current Assets                                                   0.00                      0.00

                                                            ---------------           ---------------
Total Current Assets                                              34,955.08                703,384.15

Fixed Assets                                                   1,992,727.87              1,992,727.87

Accumulated Depreciation                                      (1,687,090.91)            (1,687,090.91)

                                                            ---------------           ---------------
Net Fixed Assets                                                 305,636.96                305,636.96

Net Goodwill                                                           0.00                      0.00

Intercompany Due To/From                                      20,988,321.46             20,319,892.39

Net Deferred Financing Fees                                            0.00                      0.00

Net Investment in Subsidiaries                                         0.00                      0.00

                                                            ---------------           ---------------
Total Other Assets                                            20,988,321.46             20,319,892.39

                                                            ---------------           ---------------
Total Assets                                                  21,328,913.50             21,328,913.50
                                                            ---------------           ---------------


AMCV US SET OF BOOKS                                   Date: 20-MAR-02 12:51:13
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: FEB-2

currency USD
Company=51 (AHC - OPERATIONS)


                                                              YTD-Actual                YTD-Actual
                                                               28-Feb-02                 22-Oct-01
                                                            ---------------           ---------------
LIABILITIES

Accounts Payable                                                       0.00                      0.00

Accrued Liabilities                                                    0.00                      0.00

Deposits                                                               0.00                      0.00

                                                            ---------------           ---------------
Total Current Liabilities                                              0.00                      0.00

Long Term Debt                                                         0.00                      0.00

Other Long Term Liabilities                                  (15,184,601.60)           (15,184,601.60)

                                                            ---------------           ---------------
Total Liabilities                                            (15,184,601.60)           (15,184,601.60)

OTHER

Liabilities Subject to Compromise                                      0.00                      0.00

                                                            ---------------           ---------------
Total Other                                                            0.00                      0.00

OWNER'S EQUITY

Common Stock                                                       9,440.25                  9,440.25

Add'l Paid In Capital                                         83,336,732.73             83,336,732.73

Current Net Income (Loss)                                              0.00               (516,397.64)

Retained Earnings                                            (46,832,657.88)           (46,316,260.24)

                                                            ---------------           ---------------
Total Owner's Equity                                          36,513,515.10             36,513,515.10

                                                            ---------------           ---------------
Total Liabilities & Equity                                    21,328,913.50             21,328,913.50
                                                            ---------------           ---------------


Great Hawaiian Properties Corporation                                   ATTACHMENT 6                                       01-10971
                                                           Summary List of Due To/Due From Accounts
                                                             For the Month Ended January 31, 2002



                                                                  BEGINNING                                        ENDING
AFFILIATE NAME                                CASE NUMBER          BALANCE           DEBITS        CREDITS         BALANCE
American Classic Voyages Co.                  01-10954          51,110,970.59              --         --        51,110,970.59
AMCV Cruise Operations, Inc.                  01-10967           6,116,875.06              --         --         6,116,875.06
The Delta Queen Steamboat Co.                 01-10970          (1,247,073.77)             --         --        (1,247,073.77)
Great AQ Steamboat, L.L.C.                    01-10960              22,591.38              --         --            22,591.38
Great Pacific NW Cruise Line, L.L.C.          01-10977              66,513.26              --         --            66,513.26
Great River Cruise Line, L.L.C.               01-10963              41,555.00              --         --            41,555.00
Great Ocean Cruise Line, L.L.C.               01-10959              34,964.32              --         --            34,964.32
Cape May Light, L.L.C.                        01-10961              (4,188.00)             --         --            (4,188.00)
Project America, Inc.                         N/A               (3,007,602.48)             --         --        (3,007,602.48)
Oceanic Ship Co.                              N/A                 (345,917.07)             --         --          (345,917.07)
Ocean Development Co.                         01-10972             780,707.24              --         --           780,707.24
Great Hawaiian Cruise Line, Inc.              01-10975          (3,667,617.75)      46,796.72         --        (3,620,821.03)
American Hawaii Properties Corporation        01-10976             (62,430.01)             --         --           (62,430.01)
Great Independence Ship Co.                   01-10969         (28,898,393.97)             --         --       (28,898,393.97)
CAT II, Inc.                                  01-10968                 570.94              --         --               570.94
                                                               ---------------------------------------------------------------
                                                                20,941,524.74       46,796.72         --        20,988,321.46
                                                               ===============================================================


                      Great Hawaiian Properties Corporation
                                 01-10971 (EIK)




                            Accounts Receivable Aging
                             As of February 28, 2002







                                  Attachment 7


                                 Not Applicable

                      Great Hawaiian Properties Corporation
                                 01-10971 (EIK)




                             Accounts Payable Detail
                             As of February 28, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR:  GREAT HAWAIIAN PROPERTIES CORPORATION     CASE NUMBER:  01-10971 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO FEBRUARY MONTHLY OPERATING REPORT




The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Amount represents obsolete inventory that was auctioned during February. Results of the auction will be reflected in the March Operating Reports.

2. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.